Liquidity	12 Months Ended
Dec. 31, 2024
Liquidity [Abstract]
Liquidity

Note 3 – Liquidity

For the year ended December 31, 2024, the Company reported a net loss of approximately $8.0 million, and accumulated deficit of approximately $34.0 million.

The consolidated financial statements have been prepared on a going concern basis in view of the Company will be able to:

(a) obtain continued financial support from its related party or its ability to obtain external financing; or

(b) further implement management’s business plan to extend its operations and generate sufficient revenues to meet its obligations.

In assessing its liquidity, management monitors and analyzes the Company’s cash on-hand, its ability to generate sufficient revenue sources and ability to obtain additional financial support in the future, and its operating and capital expenditure commitments.

Presently, the Company’s principal sources of liquidity are proceeds from its public offering, private placement, registered direct offering and revenue. As of December 31, 2024, the Company had cash of approximately $2.2 million and working capital of $10.3 million. $2.1 million of the cash were held by the VIE with banks and financial institutions inside China as the Company conducted its operations primarily through the consolidated VIE in China. With the uncertainty of the current market, management believes it is necessary to enhance the collection of the outstanding balance of accounts receivable and other receivables, and to be cautious on operational decisions and project selections. As of March 31, 2025, approximately $704 thousand, or 28%, of its accounts receivable balance as of December 31, 2024 were collected, and approximately $2.9 million or 76% of its advances to supplier balance as of December 31, 2024 were utilized.

For the Company’s operational strategy, in fiscal 2024, the Company continued focus on implementation of the Company’s business expansion plan in increase of its customer and distributor bases, products and brands promotions, and enhanced GMV quality. The management plans to take measures to reduce costs and gradually turn the company from the current loss into profit in next 1 to 2 years, such as reducing promotional expenses to increase gross profit, and reducing marketing expenses etc. In addition, in the future, (i) the Company’s Form F-3 registration was declared effective on August 31, 2022 (File No. 333-264109) and the Company may also seek equity financing from outside investors if necessary. (ii) expand new businesses and explore new channels, for instance, develop special channels for health care and wellness offline, develop online platforms such as red note and (iii) financial support from related parties.

Based on its current operating plan, management believes that the above-mentioned measures, including cash and restricted cash on hand of approximately $2.2 million, bank borrowing and equity financing, will collectively provide sufficient liquidity for the Company to meet its future liquidity and capital requirements for at least next twelve months from the date the Company’s consolidated financial statements are issued.